Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with this Annual Report on Form 10-K of Winnebago Industries, Inc. for the year ended August 25, 2012, I, Sarah N. Nielsen, Vice President, Chief Financial Officer of Winnebago Industries, Inc., certify that pursuant to 18 U.S.C. §1350 as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

a.
This Annual Report on Form 10-K (“periodic report”) of Winnebago Industries, Inc. (the “issuer”), for the fiscal year ended August 25, 2012 as filed with the Securities and Exchange Commission on the date of this certificate, which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

b.	the information contained in this periodic report fairly represents, in all material respects, the financial condition and results of operations of the issuer.

Date:	October 23, 2012	By:	/s/ Sarah N. Nielsen
Sarah N. Nielsen
Vice President, Chief Financial Officer

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